AMENDING AGREEMENT TO INDEPENDENT CONTRACTOR AGREEMENT DATED NOVEMBER 1, 2007.

THIS AMENDING AGREEMENT made, entered into, and effective as of November 1, 2007.

BY AND BETWEEN:

UOMO Media Inc., a company duly incorporated under the laws of the State of Nevada and Javed Mawji, of 402-281 Mutual Street, Toronto, Ontario, M4Y 3C4, Canada.

NOW THEREFORE IN CONSIDERATION of the mutual covenants and agreements hereinafter contained and for other good and valuable consideration (the receipt and sufficiency of which is acknowledged by each party), the parties agree to amend their agreement dated November 1, 2007 and titled ‘Independent Contractor Agreement’ (the “Original Agreement”) as follows:

1) The entire text of the section entitled “Services” under ‘Schedule ‘A’ of the Original Agreement shall be replaced in its entirety with the following text:

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“Services

The Consultant is engaged to continue serving as a director of the Company. Duties include:

(a) at all times serving the best interests of the Company;

(b) fully informing the board of directors, upon request from time to time, of the matters and things done, and to be done, by the Consultant in connection with the provision of the Services and, if so requested by the board of directors, submitting such information in writing in a timely manner;

(c) attending and participating in all meetings of the board of directors except for such meetings where attendance is not reasonably practicable;

(d) performing such other duties as would be customarily required of a director of a company in circumstances similar to those of the Company; and

(e) devoting a minimum of 25 hours per week, each week, to perform the Services.

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2) All other terms of the Original Agreement shall apply mutatis mutandis.

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IN WITNESS WHEREOF the parties have duly executed this Agreement in the City of Toronto by signing below as of November 1, 2007.

UOMO Media Inc.

Javed Mawji

/s/ Jueane Thiessen_________________

/s/ Javed Mawji__________________

Authorized signatory : Jueane Thiessen

 Chief Financial Officer

Amending Agreement